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                               TELETECH HOLDINGS, INC.
                              DIRECTORS STOCK OPTION PLAN

1.  PREAMBLE.

    TeleTech Holdings, Inc., a Delaware corporation (the "Company"), hereby establishes the TeleTech Holdings, Inc. Directors' Stock Plan (the "Plan") as a means whereby the Company may, through automatic grants of non-qualified stock options provide Directors of the Company with an additional incentive to promote the success of the Company's business.

    The provisions of this Plan do not apply to or affect any option, stock appreciation right, or stock heretofore or hereafter granted under any other stock plan of the Company or any subsidiary, and all such options, stock appreciation right or stock continue to be governed by and subject to the applicable provisions of the plan or agreement under which they were granted.

2.  DEFINITIONS.

    2.01 "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Company.

    2.02 "CAUSE" means, as determined in the sole discretion of the Board, a Participant's (a) commission of a felony; (b) dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as a Director;
(d) unauthorized use of trade secrets or confidential information; or (e) aiding a competitor of the Company or any Subsidiary.

    2.03 "CODE" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

    2.04 "COMMITTEE" means the committee comprised of two or more outside Directors appointed by the Board to administer the Plan. Each member of the Committee shall be a member of the Board of Directors who has not at any time within one year prior thereto, or at any time during such member's term of service on the Committee, received any stock options, stock appreciation rights or allocations of any equity securities under the Plan or any other plan maintained by the Company or any of its affiliates, except as permitted pursuant to the provisions of Rule 16b-3(c)(2)(i) of the Exchange Act or any successor rule thereof. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

    2.05 "COMMON STOCK" means the common stock of the Company, $0.01 par value.

    2.06 "COMPANY" means TeleTech Holdings, Inc., a Delaware corporation, and any successor thereto.

    2.07 "DIRECTOR" means a member of the Board.

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    2.08 "EXCHANGE ACT"  means the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

    2.09 "FAIR MARKET VALUE" means for the relevant day:

         (a) If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price, regular way, on the composite tape of that exchange on the day Fair Market Value is to be determined;

         (b) If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. National Market System ("NASDAQ System"), then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the average of the high bid and low asked prices so reported; if Common Stock is not traded on that day, the next preceding day on which such stock was traded; or

         (c) If trading of the Common Stock is not reported by the NASDAQ System or on a stock exchange, Fair Market Value will be determined by the Committee in its discretion based upon the best available data.

    2.10 "OPTION" means the right of a Participant to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

    2.11 "OPTION DATE" means the date upon which an Option is awarded to a Participant under the Plan.

    2.12 "OPTION PRICE" means the price per share at which an Option may be exercised.

    2.13 "PARTICIPANT" means an individual to whom an Option has been granted under the Plan.

    2.14 "PLAN" means the TeleTech Holdings, Inc. Directors' Stock Option Plan, as set forth herein and as from time to time amended.

    2.15 "SECURITIES ACT" means the Securities Act of 1933, as it exists now or from time to time may hereinafter be amended.

    2.16 "SUBSIDIARY" means any corporation or other entity of which the majority voting power or equity interest is owned directly or indirectly by the Company.


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    2.17 RULES OF CONSTRUCTION.

         (a) GOVERNING LAW. The construction and operation of this Plan are governed by the laws of the State of Delaware.

         (b) UNDEFINED TERMS. Unless the context requires another meaning, any term not specifically defined in this Plan has the meaning given to it by the Code.

         (c) HEADINGS. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

         (d) GENDER. Unless clearly appropriate, all nouns of whatever gender refer indifferently to persons of any gender.

         (e) SINGULAR AND PLURAL. Unless clearly inappropriate, singular terms refer also to the plural and VICE VERSA.

         (f) SEVERABILITY. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.  STOCK SUBJECT TO THE PLAN.

    Except as otherwise provided in Section 9, the aggregate number of shares of Common Stock that may be issued under Options under this Plan may not exceed 150,000 shares of Common Stock. Reserved shares may be either authorized but unissued shares or treasury shares, in the Board's discretion. If any awards hereunder shall terminate or expire, as to any number of shares, new Options may thereafter be awarded with respect to such shares.

4.  ADMINISTRATION.

    The Plan shall be administered by the Committee. In addition to any other powers set forth in this Plan, the Committee has the exclusive authority:

         (a) to construe and interpret the Plan, and to remedy any ambiguities or inconsistencies therein;

         (b) to establish, amend and rescind appropriate rules and regulations relating to the Plan;

         (c) subject to the express provisions of the Plan, to determine payment terms and payment method applicable to each Option;


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         (d)  to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Options;

         (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the awards of Options granted thereunder as it may deem necessary or advisable;

         (f) to determine the form in which tax withholding under Section 12 of this Plan will be made; and

         (g) to take any action necessary, including amendment of the Plan or any Option, as required in order for a transaction to qualify for pooling of interest accounting treatment.

5.  DIRECTOR STOCK OPTIONS.

         (a) Each Director who is not otherwise an employee of the Company and, after the Company registers shares of Common Stock under either the Securities Act or Exchange Act, is not a beneficial owner of 5% or more of the outstanding Common Stock (as determined in accordance with Rule 13d-3 of the Exchange Act) shall be granted automatically Options to purchase (i) on the effective date of the Plan 5,000 shares of Common Stock for service as a Director for 1995 and 5,000 shares of Common Stock for service as a Director during 1996, (ii) on the effective date of the Plan 2,500 shares of Common Stock for each Board committee upon which a Director served during 1995 and 2,500 shares of Common Stock for each Board Committee upon which a Director served for 1996, (iii) 2,500 shares of Common Stock upon the Director's initial election to the Board; provided such Director is elected after the effective date of the Plan, and (iv) 2,500 shares of Common Stock for service as a Director and 1,250 shares of Common Stock for each Board Committee upon which a Director serves for each year thereafter on the date of each annual meeting of the Stockholders of the Company; provided, however, that a Director who is not re-elected as a Director at the annual meeting of Stockholders shall not receive a grant of Options on that date.

         (b) Options granted pursuant to Section 5(a) (i) and (ii) shall have an exercise price of $25 per share. Options granted pursuant to Section 5(a)(iii) and (iv) shall have an exercise price per share equal to 100% of the Fair Market Value of the Common Stock on the Option Date.

         (c) An Option shall be granted hereunder only if as of each Option Date the Director (i) is not otherwise an employee of the Company or any Subsidiary, (ii) has not been an employee of the Company or any Subsidiary for any part of the preceding fiscal year, and (iii) has served on the Board continuously since the commencement of his or her term.


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         (d)  In the event that the number of shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all Directors entitled to a grant on such date shall share ratably in the number of Options on shares available for grant under the Plan.

6.  OPTION PERIOD.

    An Option may not be exercised until six months after the Option Date. Each Option will expire as of the earliest of:

         (a) the date the Participant's membership on the Board is terminated for Cause;

         (b) the date one year after the Participant's death; or

         (c) ten years from the Option Date.

7.  MANNER OF EXERCISE OF OPTIONS.

    To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) must give written notice to the Committee, stating the number of shares to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid (i) in cash,
(ii) in shares of Common Stock having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price, or (iii) by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise.

8.  VESTING.

    Each Option granted pursuant to Section 5(a)(i) and (ii) shall be 100% vested on May 11, 1996; provided the Participant is a Director on such date. If the Participant is not a Director on May 11, 1996, then he shall forfeit any Options granted pursuant to Section 5(a)(i) and (ii). Each Option granted pursuant to Section 5(a)(iii) and (iv) shall be 100% vested as of the Option Date.

9.  ADJUSTMENTS TO REFLECT CHANGES IN CAPITAL STRUCTURE.

    If there is any change in the corporate structure or shares of the Company, the Board of Directors may, in its discretion, make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Options, in the number and kind of shares covered thereby and in the applicable Option Price; provided, however, no adjustment will be made for the issuance of preferred stock or the conversion of convertible preferred stock. For the purpose of this
Section 9, a change in the corporate structure or shares of the Company includes, without limitation,


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any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, spin-off, reorganization, or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

10. NON-TRANSFERABILITY OF OPTIONS.

    The Options granted under the Plan are not transferable, voluntarily or involuntarily, other than by will or the laws of descent and distribution. During a Participant's lifetime, his Options may be exercised only by him.

11. RIGHTS AS STOCKHOLDER.

    A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares. No Common Stock may be delivered upon the exercise of any Option until full payment has been made and all income tax withholding requirements thereon, if any, have been satisfied.

12. WITHHOLDING TAX.

    The Company shall have the right to withhold in cash or shares of Common Stock with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments. With respect to a Participant subject to Section 16(a) or 16(b), withholding made in Common Stock upon the exercise of an Option, which the Participant had the discretion regarding the timing of exercise, must be made or take effect during the period beginning on the third business day following the release of quarterly or annual statements of sales and earnings by the Company and ending on the twelfth business day after such release of statements.

13. AMENDMENT OF THE PLAN.

    The Committee may from time to time amend or revise the terms of this Plan in whole or in part and may without limitation, adopt any amendment deemed necessary; provided, however, that (a) unless, necessary to comply with any pooling of interest requirements, no change in any award previously granted to a Participant may be made that would impair the rights of the Participant without the Participant's consent, (b) the provisions of paragraph (a) of Section 5 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder and (c) the Committee may not (i) change the aggregate number of shares that may be issued upon exercise of Options granted under the Plan (except in accordance with the provisions of Section 9), (ii) change the class of eligible individuals who may receive Options under the Plan,
(iii) adopt any amendment affecting the Option Price at which Options may be granted, or (iv) materially increase benefits accruing to participants under the Plan without approval of the Company's stockholders. Approval of the Company's stockholders to


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any amendment under part (c)(i) shall require a favorable vote by the majority of the shares of the Company's Common Stock and preferred stock voting separately as a class, and to all other amendments requiring stockholder approval shall require a vote of the majority of the shares of the Company's Common Stock and preferred stock voting together as one class, present in person or by proxy at a duly held stockholders meeting or by written consent. If any amendment requiring stockholder approval for the Committee to act under part (c) of the previous sentence is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 14. All amendments shall be in writing and consented to by a majority of the members of the Committee.

14. STOCKHOLDER APPROVAL.

    The Plan shall be subject to approval by the stockholders of the Company. Such approval shall be obtained in accordance with Rule 16b-3(b) of the Exchange Act.

15. CONDITIONS UPON ISSUANCE OF SHARES.

    An Option shall not be exercisable and a share of Common Stock shall not be issued pursuant to the exercise of an Option, until such time as the Plan has been approved by the stockholders of the Company. The exercise of any Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. EFFECTIVE DATE. This Plan shall not become effective and no Option shall be granted pursuant hereto until the later of (a) the date of its adoption by the Committee, or (b) the date it is approved by the stockholders of the Company, pursuant to Section 14.

17. TERMINATION OF THE PLAN. The Committee may terminate the Plan at any time with respect to any shares that are not then subject to Options. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Options, awarded before termination.


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